UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2014
CELLULAR DYNAMICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)
Registrant’s telephone number, including area code: (608) 310-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On May 30, 2014, Cellular Dynamics International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Master Laboratory Services Agreement dated November 22, 2010 by and between the Company and Eli Lilly and Company (the “Master Agreement”). The Amendment extends the term of the Master Agreement until November 21, 2016, unless it is cancelled or terminated earlier.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01(d) .	Exhibits.

Exhibit No.	Description
10.1	Amendment dated May 30, 2014 to the Master Laboratory Services Agreement dated November 22, 2010 by and between Cellular Dynamics International, Inc. and Eli Lilly and Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Dynamics International, Inc.
Date: June 4, 2014	By: /s/ Anna M. Geyso
Anna M. Geyso
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated May 30, 2014 to the Master Laboratory Services Agreement dated November 22, 2010 by and between Cellular Dynamics International, Inc. and Eli Lilly and Company